MFS(R) INSTITUTIONAL TRUST:

                   MFS Institutional International Equity Fund
              MFS Institutional International Research Equity Fund
                     MFS Institutional Large Cap Value Fund

                        Supplement to Current Prospectus:


Effective immediately, the sub-section entitled "Management of the Fund - Disclosure of Portfolio Holdings" is restated in its entirety as follows:

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on "Institutional Trusts" under "Strategies and Performance" on the "US Institutional Investor" section on the MFS Web site (mfs.com), the following information for each fund is generally available to you:

--------------------------------------------------------------- ------------------------------------------------------
Information                                                     Approximate Date of Posting to Web Site
--------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------
Fund's full securities holdings as of each month's end          24 days after month end
--------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------
Fund's top 10 securities holdings as of each month's end        14 days after month end
--------------------------------------------------------------- ------------------------------------------------------

If a fund has substantial investments in both equity securities and debt instruments, the fund's top ten equity holdings and top ten debt holdings will be made available.


Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.


Effective immediately, the sub-section entitled "How to Purchase, Redeem and Exchange Shares - Other Considerations - Frequent Trading" is restated in its entirety as follows:


Frequent Trading

     o Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

     o Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict or reject a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in that fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.


          In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS fund's policy if MFSC believes that the financial intermediary's policy is reasonably designed to identify and curtail trading activity that is not in the best interests of the fund.

     o    Limitations  on the  Ability to Detect and  Curtail  Frequent  Trading
          Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.


          MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS Fund. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. A financial intermediary's policy restricting frequent trading may be more or less restrictive than the MFS funds' policy, may permit certain transactions not permitted by the MFS funds' policy, or may prohibit transactions not subject to the MFS funds' policy.


          MFSC is generally not able to identify frequent trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.


          If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these policies, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these policies and whether your financial intermediary imposes any additional or different transaction limitations.

     o Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

          In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.


          To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.


                  The date of this supplement is March 8, 2007.